VOYA FUNDS TRUST

Voya GNMA Income Fund

(the “Fund”)

Supplement dated January 19, 2018 to the Fund’s

current Statement of Additional Information (“SAI”) dated July 31, 2017

On January 11, 2018, the Board of Trustees of Voya Funds Trust approved modifications with respect to the Fund’s management fee and sub-advisory fee effective January 1, 2018.

Effective immediately, the Fund’s SAI is revised as follows:

1.	The line item with respect to the Fund in the table within the section entitled “Adviser – Management Fees” of the Fund’s SAI is deleted and replaced with the following:

Fund	Annual Management Fee
Voya GNMA Income Fund

0.57% on the first $1 billion of the Fund’s average daily net assets;

0.50% on the next $500 million of the Fund’s average daily net assets;

0.45% of the Fund’s average daily net assets in excess of $1.5 billion.

2.	The line item with respect to the Fund in the table within the section entitled “Sub-Adviser – Sub-Advisory Fees” of the Fund’s SAI is deleted and replaced with the following:

Fund	Sub-Adviser	Annual Sub-Advisory Fee
Voya GNMA Income Fund	Voya IM

0.2115% on the first $1 billion of the Fund’s average daily net assets;

0.1800% on the next $500 million of the Fund’s average daily net assets;

0.1575% of the Fund’s average daily net assets in excess of $1.5 billion.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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